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                                                                   EXHIBIT 10.58

                              AMENDMENT NUMBER SIX
                                     to the
                                   INDENTURE,
             dated as of April 1, 2001, and as amended and restated
                    through and including November 25, 2003
                                    between
                         OPTION ONE OWNER TRUST 2001-1B
                                      and
                             WELLS FARGO BANK, N.A.

         This AMENDMENT NUMBER SIX (this "Amendment") is made and is effective as of this 30th day of April, 2004, between Option One Owner Trust 2001-1B (the "Issuer") and Wells Fargo Bank, N.A. (formerly known as Wells Fargo Bank Minnesota, National Association), as Indenture Trustee (the "Indenture Trustee"), to the Indenture dated as of April 1, 2001, and as amended and restated through and including November 25, 2003 (the "Indenture"), between the Issuer and the Indenture Trustee.

                                    RECITALS

         WHEREAS, the parties hereto desire to amend the Indenture subject to the terms and conditions of this Amendment.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Indenture.

         SECTION 2. Amendment. Section 1.01 of the Indenture is hereby amended by deleting in its entirety the definition of "Maturity Date" and replacing it with the following:

         (a) Section 1.01 of the Indenture is hereby amended by deleting the definition of "Maturity Date" in its entirety and replacing it with the following definition:

         "Maturity Date: means, with respect to the Notes, April 29, 2005.

         SECTION 3. Representations. In order to induce the parties hereto to execute and deliver this Amendment, the Issuer hereby represents to the Indenture Trustee and the Noteholders that as of the date hereof, after giving effect to this Amendment, (a) all of its respective representations and warranties in the Indenture and the other Basic Documents are true and correct, and (b) it is otherwise in full compliance with all of the terms and conditions of the Indenture.
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     SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Indenture shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Indenture or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Indenture, any reference in any of such items to the Indenture being sufficient to refer to the Indenture as amended hereby.

     SECTION 5. Fees and Expenses. The Issuer covenants to pay as and when billed by the Initial Noteholder all of the reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Initial Noteholder and (ii) all reasonable fees and expenses of the Indenture Trustee and its counsel.

     SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

     SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

     SECTION 8. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2001-1B in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.


                            [signature page follows]






                                       2
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.


                                    OPTION ONE OWNER TRUST 2001-1B

                                    By: Wilmington Trust Company, not in its
                                    individual capacity but solely as owner
                                    trustee


                                    By: /s/ Mary Kay Pupillo
                                       --------------------------------------
                                    Name:  Mary Kay Pupillo
                                    Title: Senior Financial Services Officer


                                    WELLS FARGO BANK, N.A., as Indenture
                                    Trustee


                                    By: /s/ Amy Doyle
                                       --------------------------------------
                                    Name:  Amy Doyle
                                    Title: